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                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C. 20549



                                   FORM 8-K

                                CURRENT REPORT

    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported): August 20, 2001
                                                         ---------------

                           SFBC International, Inc.
                           ------------------------
            (Exact name of registrant as specified in its charter)


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
          Florida                              001-16119                               59-2407464
-------------------------------           --------------------                    -------------------
(State or other jurisdiction of           (Commission File No.)                     (IRS Employer
       incorporation)                                                             Identification No.)
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                  11190 Biscayne Blvd., Miami, Florida 33181
                  ------------------------------------------
              (Address of principal executive offices) (Zip Code)


        Registrant's telephone number, including area code: 305-895-0304
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Item 2.  Acquisition or Disposition of Assets.

Item 9.  Regulation FD Disclosure.

     On August 20, 2001, SFBC International, Inc. (the "Company") through its wholly-owned subsidiary, SFBC Analytical Laboratories, Inc. ("SFBC Analytical") acquired KeyStone Analytical Laboratories, Inc. ("KAL"), located in North Wales, Pennsylvania. KAL provides complete bioanalytical laboratory services for the testing and analysis of pharmaceutical products. KAL merged into SFBC Analytical and its stockholders received $5,931,000 (not including investment banking, legal and accounting fees), consisting of $2,906,190 in cash and 178,035 shares of the Company's common stock. All of the employees of KAL have become employees of SFBC Analytical including its president and largest stockholder, Dr. Allan Xu.

     Formed in 1996, KAL's business is rapidly expanding. KAL's revenue increased in 2000 to $2,028,905, up from $1,615,180 for 1999 and net income before income taxes of $501,552 for 2000, up from $462,349 in 1999.

     As the Company has previously publicly disclosed, acquiring an analytical laboratory was an extremely important goal. This is because the Company's principal revenue to date has been derived from Phase I and Phase II clinical trials. Pharmaceutical and biotechnology companies, which sponsor these clinical trials, allocate equal amounts toward clinical research and analytical laboratory work. Now that the Company owns an analytical laboratory, it believes it can refer a good portion of the analytical business associated with its future clinical trials' revenue to SFBC Analytical. The Company expects that the gross profit margins will significantly improve as it applies its management style to the laboratory's operations. Additionally, as the revenue grows, the Company expects further improvements to the gross profit margins of SFBC Analytical.

     For all of these reasons, the Company believes that this acquisition will be accretive to earnings from inception. Looking ahead, the Company's management expects that SFBC Analytical revenue will more than double within two to three years.

     In conjunction with this acquisition, the Company entered into a five-year employment agreement with Dr. Allan Xu, the president and 38.1% stockholder of KAL. The agreement provides Dr. Xu with the following benefits:

     .    An annual base salary of $170,000;

     . A loan of $1,000,000 repayable in equal installments of $200,000 plus interest on each August 20 commencing in 2002, which is secured by a percentage of the common stock issued to Dr. Xu in connection with the acquisition. Further, as long as Dr. Xu remains employed by SFBC Analytical on each applicable installment date over the five-year

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          term, it will forgive the corresponding installment due. In doing so, the Company will incur a compensation expense, and Dr. Xu will recognize income for the amount of the expense;

     . A special bonus equal to 50% of the collected accounts receivable of KAL as of June 30, 2001 (estimated to be approximately $901,000), less any undisclosed liabilities;

     .    Annual discretionary bonuses; and

     .    A car allowance of $650 per month.

     The former KAL stockholders (other than Dr. Xu) were not employees. Accordingly, the transaction was structured so that all of the cash compensation from the merger was received by these outside stockholders who also received a total of 45,049 shares of the Company's common stock. Dr. Xu received 132,986 shares of common stock directly from the merger. The Company expects to file a registration statement in the near future to permit the outside former KAL
stockholders to publicly sell their shares of common stock.   Additionally, this
registration statement will include 20% of the shares issued to Dr. Xu (26,597 shares) in order to permit him to publicly sell those shares beginning on October 12, 2001. The remaining shares of the Company's common stock issued to Dr. Xu are collateral for the loan made to him. As each annual loan installment is forgiven, 20% of the shares pledged shall be released from the pledge agreement.

Item 7.   Financial Statements and Exhibits.

a.   Financial statements of businesses acquired

     The financial statements of KAL for the years ended December 31, 2000 and 1999 and the six months ended June 31, 2001 and 2000 shall be filed not later than 60 days after the date that this initial report on Form 8-K is required to be filed. The Company intends to use its best efforts to file these financial statements on or before August 31, 2001.

b.   Pro forma financial information

     The pro forma financial information for the years ended December 31, 2000 and 1999 and the six months ended June 30, 2001 and 2000 shall be filed not later than 60 days after the date that this initial report on Form 8-K is required to be filed. The Company intends to use its best efforts to file these financial statements on or before August 31, 2001.

c.   Exhibits

Exhibit No.    Exhibit
-----------    -------

2.1            Merger Agreement (1)

(1)  To be filed by amendment.

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Safe Harbor under the Private Securities Litigation Reform Act of 1995

     The matters discussed in this Report concerning (i) the acquisition being accretive, (ii) anticipated increases in SFBC Analytical's gross profit margins,
(iii) the Company's ability to refer future business to SFBC Analytical, and
(iv) SFBC Analytical's future revenue are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 (the "Act"). Additionally words such as "seek", "intend", "believe", "plan", "estimate", "expect", "anticipate" and other similar expressions are forward-looking statements within the meaning of the Act. Such statements involve risks and uncertainties, which may cause results to differ materially from those, set forth in these statements. Factors that could cause or contribute to such differences include, but are not limited to, changes affecting the clinical research industry, a reduction in outsourcing by pharmaceutical and biotechnology companies, our ability to compete nationally in attracting pharmaceutical companies in order to develop additional business, our continued ability to recruit participants for clinical studies, the reluctance of our clients to refer us analytical business and the economic climate nationally and internationally as it affects drug development operations.

     Further information on the Company's risk factors is contained in the Company's prospectus, Form 10-KSB and other filings with the Securities and Exchange Commission.


                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                       SFBC International, Inc.



                                       By: /s/ Arnold Hantman
                                           Arnold Hantman
Date:  August 20, 2001                     Chief Executive Officer



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